EXHIBIT 10.02

                        AMENDMENT
                  TO EMPLOYMENT AGREEMENT
                    DATED MARCH 25, 1993




         Reference is made to the Executive Employment Agreement dated as of March 25, 1993 as amended on April 27, 1994 (the "Agreement") by and between J. Baker, Inc. and Larry I. Kelley. Pursuant to paragraph 19 of the Agreement and in order to further amend certain provisions of the Agreement, the Agreement is hereby further amended as follows:

         1.       Paragraph 3 of the Agreement entitled
"Compensation" is hereby amended by deleting the figure "$271,000" in the third line thereof and inserting in its place the figure
"$283,000".

         2. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on April 1, 1996" in the fifth line thereof and inserting in its place the phrase "ending on April
1, 1997".

         3. All other terms of the Agreement shall remain unchanged and continue in full force and effect.




J. BAKER, INC.




       /s/Jerry M. Socol                       May 2, 1995
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By:      Jerry M. Socol                        Date
         President and Chief
         Executive Officer




       /s/Larry I. Kelley                      May 2, 1995
       --------------------------              -----------------
         Larry I. Kelley                       Date